UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2012

Integrity Applications, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54785	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel	L3 78100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  972 (8) 675-7878

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On November 8, 2012, Integrity Applications, Inc., a Delaware corporation (the “Company”), will present at the Diabetes Technology Meeting at the Bethesda North Marriot Hotel & Conference Center in Bethesda, Maryland (the “DTM Meeting”).  A copy of the “poster” to be presented by the Company at the DTM Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Poster to be presented by the Company on November 8, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2012
INTEGRITY APPLICATIONS, INC.

By:	/s/ Avner Gal
Name: Avner Gal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Poster to be presented by the Company on November 8, 2012